UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 21, 2011 (September 16, 2011)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35204	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        On September 16, 2011, James A. Quella resigned, effective September 16, 2011, as a director of Vanguard Health Systems, Inc. (the “Company”).

(d)        On September 20, 2011, the Company’s Board of Directors elected Carol J. Burt as a director to fill the vacancy created by Mr. Quella’s resignation. Ms. Burt was elected as a Class I Director to serve until the 2011 Annual Meeting of Stockholders on November 10, 2011.  Effective September 20, 2011, Ms. Burt was elected to serve on the Board’s Audit and Compliance Committee. Ms. Burt qualifies as an independent director under the corporate governance standards of the New York Stock Exchange and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

Ms. Burt will be compensated for her service on the Company’s Board of Directors pursuant to the compensation program that was approved by the Compensation Committee of the Board of Directors on September 9, 2011 for all independent directors (the “Program”). The Program provides that independent directors shall receive the following:

            —          an annual retainer of $100,000;
            —          a $20,000 annual retainer for being a member of the Audit and
                        Compliance Committee;
            —          a $5,000 annual retainer for being a member of the Nominating and
                        Corporate Governance Committee or the Compensation Committee;
            —          a $20,000 annual retainer for being the Chairman of the Audit and
                        Compliance Committee;
            —          a $10,000 retainer for being the Chairman of the Nominating and
                        Corporate Governance Committee or the Compensation Committee;
            —          a $2,500 meeting fee for each Board of Directors or committee meeting attended, if such independent director cannot otherwise accept the director fees set forth above; and
            —          annual grants of restricted stock units (“RSUs”) under the
                        Company’s 2011 Stock Incentive Plan in an amount equal to the number of shares of the Company’s common stock having an
                        aggregate fair market value of $150,000, which RSUs vest in 25%
                        increments on each of the first, second, third and fourth
                        anniversaries of the grant date unless there is a Change in Control
                        (as defined in the 2011 Incentive Plan (defined below)), in which case the RSUs will immediately vest.

Ms. Burt also is expected to enter into the standard director indemnification agreement with the Company, the form of which is disclosed as Exhibit 10.60 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2011.

There is no arrangement or understanding between Ms. Burt and any other persons pursuant to which she was selected as a director, and there are no transactions to which the Company or any of its subsidiaries is a party and in which Ms. Burt has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

(e)        On September 20, 2011, pursuant to the new Vanguard Health Systems, Inc. 2011 Stock Incentive Plan (adopted in June 2011) (the “2011 Incentive Plan”), the Company’s Board of Directors issued equity grants to certain of the Company’s employees, including the Company’s named executive officers (pursuant to Instruction 4 to Item 5.02 of Form 8-K, the Company’s named executive officers are those executive officers previously identified as named executive officers in the Company’s most recent filing with the Securities and Exchange Commission).  Certain employees received stock options and RSUs and other employees only received RSUs.

One-third of the stock options vest and become exercisable on each of the first, second and third anniversaries of the option grant date unless there is a Change in Control (as defined in the 2011 Incentive Plan), in which case the options shall automatically become vested and exercisable immediately prior to the Change of Control. The exercise price for the stock options was the closing price of the Company’s common stock as reported on the New York Stock Exchange on the option grant date, which was $11.79 per share. The Company’s named executive officers received the following option grants:  Charles N. Martin, Jr., Chairman and Chief Executive Officer, 141,415; Kent H. Wallace, President and Chief Operating Officer, 33,217; Keith B. Pitts, Vice Chairman, 31,469; and each of Phillip W. Roe, Executive Vice President, Chief Financial Officer and Treasurer, and Bradley A. Perkins, Executive Vice President – Strategy and Innovation and Chief Transformation Officer, 27,973.

Two types of RSUs were granted to employees – time-based and performance-based.  The time-based RSUs (“A Units”) vest in 25% increments on each of the first, second, third and fourth anniversaries of the grant date unless there is a Change in Control, in which case the A Units will immediately vest. The performance-based RSUs were divided equally into EBITDA Performance Grants (“B Units”) and EPS Performance Grants (“C Units”). Grantees are granted a certain target number of B Units and C Units, although there is a performance multiplier ranging from 50% to 150% that is applied in the determination of the number of B Units or C Units actually earned by a grantee based on the percentage of the target performance goal achieved by the Company (assuming that at least the minimum performance levels are achieved). None of the B Units or C Units will be earned if the Company does not meet the minimum performance goal for such Units. The Compensation Committee has the discretion to adjust the target performance levels for the B Units and C Units to exclude the impact of items during the year deemed to be unusual, unexpected or non-recurring.

The number of B Units earned by a grantee is based on the percentage of the Company’s Adjusted EBITDA (as defined in the Company’s periodic filings with the Securities and Exchange Commission) target goal achieved for the fiscal year ending June 30, 2012 (“FY 2012”). A grantee would earn the target number of B Units granted if the Company achieves its target Adjusted EBITDA goal, whereas the grantee would earn 50% of the B Units granted if the Company achieves the minimum performance goal of 98% of its Adjusted EBITDA target, 75% of the B Units granted if the Company achieves 99% of its Adjusted EBITDA target and 110% to 150% of the B Units granted upon the Company reaching 101% to 105% of its Adjusted EBITDA target.

The number of C Units earned by a grantee is based on the percentage of the Company’s earnings per share (“EPS”) (as defined in the Company’s periodic filings with the Securities and Exchange Commission) target goal achieved for the FY 2012. A grantee would earn a certain percentage of C Units granted according to the following table:

Percent of Target EPS                                      Performance Multiplier

        Below 98%                                                            Zero
              98%                                                                 50%
              99%                                                                 60%
            100%                                                                 70%
            101%                                                                 80%
            102%                                                                 90%
            103%                                                               100%
            104%                                                               105%
            105%                                                               110%
            106%                                                               115%
            107%                                                               120%
            108%                                                               125%
            109%                                                               130%
            110%                                                               135%
            111%                                                               140%
            112%                                                               145%
            113%                                                               150%

With respect to the B Units and C Units, the grantee will earn the number of RSUs for the highest performance level achieved and there will not be linear interpolation if the Company’s actual performance falls between two stated performance levels.

25% of the earned B Units and earned C Units vest on September 1, 2012 and on each September 1 thereafter until fully vested, subject to the grantee’s continued employment through the relevant vesting dates.  In the event of a Change in Control after FY 2012, earned but unvested B Units and C Units fully vest immediately upon a Change in Control. In the event of a Change in Control prior to the end of FY 2012, the B Units and C Units that are outstanding will vest based on the performance multiplier that would have applied if target levels of Adjusted EBITDA and EPS had been achieved. B Units and C Units that are not earned are forfeited, and earned but unvested B and C Units are forfeited if the grantee is not employed by the Company on the vesting date.

The Company’s named executive officers received the following RSU grants:  Charles N. Martin, Jr., Chairman and Chief Executive Officer, 70,000 A Units, 84,231 B Units and 84,231 C Units; Kent H. Wallace, President and Chief Operating Officer, 16,443 A Units, 16,443 B Units and 16,442 C Units; Keith B. Pitts, Vice Chairman, 15,577 A Units, 15,577 B Units and 15,577 C Units; each of Phillip W. Roe, Executive Vice President, Chief Financial Officer and Treasurer, and Bradley A. Perkins, Executive Vice President – Strategy and Innovation and Chief Transformation Officer, 13,847 A Units, 13,847 B Units and 13,846 C Units; and Mark R. Montoney, Executive Vice President and Chief Medical Officer, 16,085 A Units, 8,043 B Units and 8,042 C Units.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   September 21, 2011                           VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        By: /s/ James H. Spalding
                                                                               James H. Spalding
                                                                               Executive Vice President, General Counsel and Secretary